Summary Prospectus

Bitwise Trendwise BTC/ETH and Treasuries Rotation Strategy ETF

(NYSE Arca—BTOP)

May 1, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.btopetf.com. You can also get this information at no cost by calling (866) 880-7228 or by sending an email request to investors@bitwiseinvestments.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2026, are incorporated by reference into this summary prospectus.

Bitwise Trendwise BTC/ETH and Treasuries Rotation Strategy ETF

Investment Objective

The Fund seeks to provide investors with capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.36%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	1.24%
Fee Waiver/Expense Reimbursement(1)	(0.36)%
Total Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.88%
(1)	The Fund’s investment adviser has contractually agreed to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that total annual fund operating expenses (excluding brokerage commissions and other expenses connected with the execution of portfolio transactions, acquired fund fees and expenses, taxes, interest, and extraordinary expenses) do not exceed 0.85% of average daily net assets until May 1, 2027. This Agreement may be terminated by the Trust, on behalf of the Fund, at any time and by the Fund’s investment adviser after May 1, 2027 upon sixty (60) days’ written notice to the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. This example assumes that the fee waiver and expense agreement described will be terminated following May 1, 2027. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, whether you sell or hold your Fund Shares, would be:

Year 1	Year 3	Year 5	Year 10

$90	$358	$646	$1,468

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective through managed exposure to bitcoin futures contracts (“Bitcoin Futures Contracts”), ether futures contracts (“Ether Futures Contracts,” and with Bitcoin Futures Contracts, “Bitcoin and Ether Futures Contracts”) and U.S. Treasury securities. Under normal market conditions, the Fund will invest at least 80% of its assets in Bitcoin and Ether Futures Contracts and U.S. Treasury securities. For purposes of compliance with this investment policy, derivative contracts (such as Bitcoin and Ether Futures Contracts) will be valued at their notional value. The Fund does not invest directly in bitcoin or ether. Bitwise Investment Manager, LLC serves as the Fund’s investment adviser (“BIM” or the “Adviser”).

The Fund utilizes a “long-flat” trend-following investing strategy pursuant to which the Adviser rotates the Fund’s exposure between 100% exposure to Bitcoin and Ether Futures Contracts and 100% exposure to U.S. Treasury securities. A long-flat strategy, like the one utilized by the Fund, takes a long position when a trend is detected, seeking to take advantage of an anticipated increase in an asset’s value. However, when a downward trend is detected, instead of shorting the downtrend, the strategy exits the position and remains in cash or cash equivalents. The Fund’s strategy is based upon a proprietary signal that is based upon an observation and comparison of bitcoin’s 10-day and 20-day exponential moving average price. An exponential moving average applies a weighting factor to each price point, giving exponentially more weight to recent data, making it a useful tool for identifying trends as it is more responsive to new price changes and trends. This signal is completely quantitative in nature and is based solely on the price movement of bitcoin. Each time the proprietary signal causes the Fund to allocate to Bitcoin and Ether Futures Contracts, the Fund will initially seek to equally weight its exposure to Bitcoin Futures Contracts and Ether Futures Contracts, meaning that it will seek 50% economic exposure to Bitcoin Futures Contracts and 50% economic exposure to Ether Futures Contracts. The relative exposure to Bitcoin Futures Contracts and Ether Futures Contracts following this initial allocation will fluctuate based on the relative performance of each futures contract until the position is closed. The trend-following strategy utilized by the Fund seeks to enhance risk-adjusted returns and decrease the downside risk associated with investments in bitcoin- and ether-linked instruments, such as Bitcoin and Ether Futures Contracts. Due to the nature of the Fund’s trend-following investment strategy, there will be periods – and perhaps extended periods – when the Fund has no exposure to Bitcoin and Ether Futures Contracts, as the entirety of its assets will be invested in U.S. Treasury securities.

Even during periods when the Fund has 100% notional exposure to Bitcoin and Ether Futures Contracts, it will still invest up to 75% of its remaining assets in U.S. Treasuries, other U.S. government obligations, money market funds, cash and cashlike equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser determines) to provide liquidity, serve as margin or collateralize the Fund’s investments in Bitcoin and Ether Futures Contracts. Due to the high margin requirements that are unique to Bitcoin and Ether Futures Contracts and certain tests that must be met in order to qualify as a registered investment company (“RIC”), the Fund may also utilize reverse repurchase agreements during certain times of the year to help maintain the desired level of exposure to Bitcoin and Ether Futures Contracts. The use of reverse repurchase agreements constitutes a form of borrowing.

During periods when the Fund has 100% notional exposure to Bitcoin and Ether Futures Contracts, the Fund may enter into swap agreements that provide exposure to bitcoin, ether, Bitcoin Futures Contracts or Ether Futures Contracts. Swap agreements are derivative contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a typical swap transaction, two parties agree to exchange, or “swap”, payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. It is currently contemplated that the Fund would primarily utilize swap agreements to provide exposure to movements occurring in the price of bitcoin or ether during times when Bitcoin and Ether Futures Contracts are not trading (such as over the weekend). However, the Fund may utilize such swap agreements under other circumstances as well, such as if the Fund is not able to obtain exposure to Bitcoin Futures Contracts or Ether Futures Contracts. To the extent the Fund utilizes swap agreements, such instruments will be cash-settled uncleared and non-exchange traded.

Additional Information Relating to Bitcoin and Ether Futures Contracts

When the Fund has exposure to Bitcoin and Ether Futures Contracts, the Fund generally seeks to invest in cash-settled, front-month Bitcoin and Ether Futures Contracts. The Fund may also invest in back-month, cash-settled Bitcoin and Ether Futures Contracts. Front-month Bitcoin and Ether Futures Contracts are those contracts with the shortest time to maturity. Back-month Bitcoin and Ether Futures Contracts are those with longer times to maturity.

Both Bitcoin Futures Contracts and Ether Futures Contracts are standardized, cash-settled futures contracts traded on commodity exchanges registered with the CFTC that use bitcoin or ether, as applicable, as the reference asset. In general, a futures contract is a legal agreement to buy or sell a standardized asset on a specific date or during a specific month that is facilitated through a futures exchange. When a futures contract reaches its expiration, the holder of a futures contract (such as the Fund) must sell that futures contract and replace it with a new futures contract with a later expiration date. This is called “rolling.” Bitcoin and Ether Futures Contracts are cash settled on their expiration date, unless they are “rolled” prior to expiration. The Fund intends to “roll” its futures positions in the week prior to expiration and will typically roll to the next available contract (i.e., the contract with the next upcoming expiration date). However, the Fund is not required to roll the contracts at any specific time and the Adviser may roll the contracts at any time of its choosing, depending upon prevailing market conditions and other factors. The Fund’s regular purchases and sales of individual Bitcoin and Ether Futures Contracts throughout the year may cause the Fund to experience higher than normal portfolio turnover.

Before a Bitcoin Futures Contract’s expiration, it may trade at a value that is higher or lower than the spot price of its reference asset, bitcoin. When a Bitcoin Futures Contract is trading at a price that is greater than the spot price of bitcoin, the market is said to be in “contango.” If the Bitcoin Futures Contract is trading at a price that is lower than the spot price of bitcoin, the market is said to be in “backwardation.” The same applies to an Ether Futures Contract with respect to its reference asset, ether. As the time to expiry of the Bitcoin Futures Contract or Ether Futures Contract decreases, the price will trend towards the spot price of its reference asset. When a Bitcoin Futures Contract or Ether Futures Contract is in contango, this will cause the return of the contract to underperform the spot price of the reference asset. When a Bitcoin Futures Contract or Ether Futures Contract is in backwardation, this will cause the return of the contract to overperform the spot price of the reference asset. The performance of Bitcoin Futures Contracts and bitcoin, and Ether Futures Contracts and ether, may not be precisely correlated over short or long periods of time. To the extent the Fund has investments in back-month Bitcoin Futures Contracts or Ether Futures Contracts, the Fund’s performance can be expected to be less correlated with the price of bitcoin or ether, as applicable, than if it held front-month futures contracts.

The Fund invests in Bitcoin and Ether Futures Contracts primarily through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to the Bitcoin and Ether Futures Contracts markets in accordance with applicable rules and regulations. The Subsidiary and the Fund have the same investment adviser and investment objective. The Subsidiary also follows the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, Bitwise Investment Manager, LLC, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. Market risk is the risk that a particular investment, or Fund Shares in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates, disruptions to trade, impositions of tariffs and perceived trends in securities prices. Fund Shares could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of Fund Shares, the liquidity of an investment, and may result in increased market volatility. During any such events, Fund Shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on Fund Shares may widen and the returns on investment may fluctuate.

Bitcoin Risk. Bitcoin remains a volatile and evolving asset subject to significant market fluctuations, uncertainty, and speculative investment interest. Although institutional participation, the development of regulated investment products, and broader market infrastructure have increased in recent years, the value of bitcoin continues to be influenced substantially by market sentiment, speculative demand, liquidity conditions and macroeconomic factors rather than traditional fundamental analysis. The further development and sustained acceptance of the Bitcoin network are dependent on a variety of complex factors, including technological developments, regulatory treatment, institutional participation, and broader public adoption. While regulatory oversight of bitcoin and digital asset markets has increased in certain jurisdictions, including the United States and Europe, the global regulatory environment remains fragmented and subject to change. Regulatory developments may include new legislation, enforcement actions against digital asset market participants, trading restrictions, taxation policies or changes in regulatory classification. Any such actions could materially affect the value, liquidity, or market structure of bitcoin. Bitcoin markets remain susceptible to fraud, market manipulation, theft, cybersecurity incidents and operational disruptions. Trading may occur on digital asset trading platforms that are not subject to the same regulatory oversight as traditional securities exchanges. Failures of market participants such as exchanges, custodians, lenders, or other intermediaries could negatively affect market confidence and liquidity. In addition, a significant concentration of bitcoin holdings among a relatively small number of holders may increase the risk that large transactions or coordinated trading activity could cause substantial price volatility. Technological risks remain inherent in bitcoin and the Bitcoin network. Although technological developments, including scaling technologies such as the Lightning Network, have sought to improve transaction efficiency and network usability, these technologies remain relatively new and may contain technical vulnerabilities, security risks, or operational limitations. Technical failures, software bugs, cyber attacks, or other disruptions could undermine confidence in the Bitcoin network and adversely affect the price of bitcoin. The potential for blockchain forks also continues to exist. Forks may occur when developers and network participants disagree regarding changes to the Bitcoin protocol. Such events could result in competing blockchain networks, market confusion, or dilution of value associated with bitcoin. Competition from alternative digital assets and blockchain networks remains significant. Other digital assets may offer technological features or use cases that differ from or improve upon those associated with bitcoin. Increased adoption of competing digital assets or payment systems could reduce demand for bitcoin and negatively affect its market value. Any of these risks, individually or collectively, could materially and adversely affect the acceptance and market value of bitcoin and could negatively impact the value of Bitcoin Futures Contracts.

Ether Risk. Ether is subject to significant volatility, rapid price fluctuations, and uncertainty. Although ether has experienced increased institutional attention, technological development, and broader adoption in recent years, its value continues to be influenced by market sentiment, speculative investment activity, macroeconomic conditions, and technological developments rather than traditional fundamental analysis. The Ethereum blockchain is an evolving technology platform that continues to undergo significant upgrades intended to improve scalability, security, and functionality. In recent years, the Ethereum network transitioned from a Proof of Work consensus mechanism to a Proof of Stake consensus mechanism. Additional upgrades and scalability solutions, including rollups and other Layer 2 technologies, continue to be developed and implemented. While these developments are intended to enhance network efficiency and usability, technological changes introduce risks including coding errors, software vulnerabilities, delays in development, network disruptions, or unintended economic consequences that could negatively affect investor confidence, network adoption, or the value of ether. The regulatory environment for ether and the Ethereum blockchain remains uncertain and continues to evolve globally. Regulatory authorities may take differing or inconsistent approaches regarding the classification, trading, custody or taxation of ether. Regulatory actions may include enforcement proceedings, new legislation or regulatory guidance affecting digital asset markets. Changes in the regulatory classification of ether, including the possibility that ether could be treated differently under securities, commodities, or other regulatory regimes, could materially affect ether’s value, liquidity, or market perception. The Ethereum ecosystem relies extensively on smart contracts and decentralized applications that operate on the Ethereum blockchain. Smart contracts are computer code designed to automatically execute transactions or other functions. Although smart contracts enable a wide range of decentralized finance and blockchain applications, they are subject to risks including coding vulnerabilities, exploitation, hacking incidents, and design flaws. Security breaches involving decentralized finance platforms, decentralized exchanges, or other smart contract based systems have resulted in significant financial losses in the past and could negatively affect market sentiment, investor confidence, and the value of ether. Competition from other blockchain networks remains significant. Alternative Layer 1 blockchain platforms, including networks such as Solana, Avalanche, Cardano, Polkadot, and others, may offer technological advantages such as faster transaction speeds, lower fees, improved scalability or specialized features. The successful adoption and development of competing blockchain ecosystems could reduce Ethereum’s market share, developer activity, or network usage and could negatively affect the long-term value of ether. The Ethereum network may also face governance risks. Decisions regarding protocol upgrades, network parameters or other changes are generally determined through decentralized processes involving developers, validators and other network participants. Disagreements among participants or failures to achieve consensus could lead to contentious blockchain forks, fragmentation of the network, or diminished market confidence Any of these risks, individually or collectively, could materially and adversely affect the acceptance and market value of ether and could negatively impact the value of Ether Futures Contracts.

Bitcoin and Ether Futures Contracts Risk. The market for Bitcoin and Ether Futures Contracts may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the market for each has grown substantially since Bitcoin and Ether Futures Contracts commenced trading, there can be no assurance that this growth will continue. The price for Bitcoin and Ether Futures Contracts is based on a number of factors, including the supply of and the demand for Bitcoin and Ether Futures Contracts. Market conditions and expectations, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for Bitcoin and Ether Futures Contracts. Additionally, due to the high margin requirements that are unique to Bitcoin and Ether Futures Contracts, the Fund may experience difficulty maintaining the desired level of exposure to Bitcoin and Ether Futures Contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like Bitcoin and Ether Futures Contracts may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.

Investment Strategy Risk. The Fund invests in Bitcoin and Ether Futures Contracts. The Fund does not invest directly in or hold either bitcoin or ether. As a result, the price of Bitcoin and Ether Futures Contracts should be expected to differ from the current cash price of bitcoin or ether, which is sometimes referred to as the “spot” price of bitcoin or ether. Consequently, the performance of the Fund should be expected to perform differently from the spot price of bitcoin or ether. These differences could be significant.

Volatility Risk. The price of both bitcoin and ether remains highly volatile and subject to significant price fluctuations. While recent increases in institutional adoption, clearer regulatory frameworks, and broader market acceptance have contributed to greater stability relative to earlier periods, the price of both bitcoin and ether continues to be influenced by rapid shifts in market sentiment, regulatory developments, macroeconomic conditions, technological advancements, and unforeseen events. The market price of both bitcoin and ether has historically experienced dramatic highs and lows over short periods, often with limited or no identifiable catalyst. Given the evolving nature of digital asset markets, price volatility may be amplified by external factors such as changes in global financial markets, geopolitical events, regulatory enforcement actions, or significant technological or security incidents. Furthermore, speculative trading, leveraged positions, and derivatives markets tied to ether continue to contribute to potential volatility. Investors should remain aware that sudden, substantial price movements may occur at any time, potentially leading to significant losses. Consequently, investments linked directly or indirectly to bitcoin or ether, including Bitcoin and Ether Futures Contracts, may experience heightened volatility compared to traditional investment products.

Liquidity Risk. The market for Bitcoin and Ether Futures Contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of Bitcoin and Ether Futures Contracts, which could decrease the correlation between the performance of Bitcoin and Ether Futures Contracts and the “spot” price of bitcoin or ether. To the extent that the Fund utilizes swap agreements, such instruments are especially subject to liquidity risk.

Bitcoin and Ether Futures Contracts Capacity Risk. If the Fund’s ability to obtain exposure to Bitcoin and Ether Futures Contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the Bitcoin and Ether Futures Contracts market, a disruption to the Bitcoin and Ether Futures Contracts market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses. Any disruption in the Fund’s ability to obtain exposure to Bitcoin and Ether Futures Contracts will cause the Fund’s performance to deviate from the performance of Bitcoin and Ether Futures Contracts, and consequently, bitcoin and ether. Additionally, the ability of the Fund to obtain exposure to Bitcoin and Ether Futures Contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter.

Cost of Futures Investment Risk. When an Ether Futures Contract or Bitcoin Futures Contract is nearing expiration, the Fund will “roll” the futures contract, which means it will generally sell the Ether Futures Contract or Bitcoin Futures Contract and use the proceeds to buy an Ether Futures Contract or Bitcoin Futures Contract with a later expiration date. When rolling futures contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. Bitcoin and Ether Futures Contracts have historically experienced extended periods of contango. Contango in the Bitcoin and Ether Futures Contracts market may have a significant adverse impact on the performance of the Fund and may cause Bitcoin and Ether Futures Contracts, and the Fund, to underperform the spot price of bitcoin or ether. Both contango and backwardation would reduce the Fund’s correlation to the spot price of bitcoin or ether and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Bitcoin and Ether Futures Contracts.

Trend-Following Investing Risk. The Fund employs a “trend-following” style of investing based upon bitcoin’s 10-day and 20-day exponential moving average price. The price movement of bitcoin, has been, and may continue to be, driven largely by speculation and thus may not track the underlying health and performance of the Bitcoin blockchain and its protocol in terms of hash rate, active addresses, transaction volume, etc. Any disconnect between the trading price of bitcoin and the fundamentals of the Bitcoin blockchain and its protocol may cause the Fund to miss key underlying trends and thus may ultimately impair its ability to enhance risk-adjusted returns and decrease the downside risk associated with investments in bitcoin-linked instruments.

Additionally, the Fund’s allocation to Ether Futures Contracts is entirely dependent on the price movement of bitcoin. Accordingly, the Fund’s strategy of focusing on the price of bitcoin increases the likelihood that the Fund will miss key underlying trends related to the Ethereum blockchain and its native crypto asset ether. Despite the high correlation between the price movements of bitcoin and ether historically, the material differences between the Bitcoin blockchain and Ethereum blockchain, including in terms of their consensus mechanisms and technical designs, may ultimately translate to a lower correlation between the price movements of bitcoin and ether, which would further impair the Fund’s investment strategy.

Lastly, bitcoin price trends can change quickly and while positive price movement in bitcoin may cause the Fund to allocate its exposure to Bitcoin and Ether Futures Contracts, that positive trend may not continue and Bitcoin and Ether Futures Contracts could experience more volatility than the market as a whole. Conversely, negative price movement in bitcoin may cause the Fund to allocate its exposure to U.S. Treasury securities and the Fund may miss out on gains experienced by bitcoin prior to the Fund’s exposure switching back to Bitcoin and Ether Futures Contracts. In addition, there may be periods when the trend-following style of investing is out of favor and the investment performance of the Fund may suffer.

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Active Market Risk. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

Borrowing Risk. The Fund may borrow for investment purposes using reverse repurchase agreements. The cost of borrowing may reduce the Fund’s return. Borrowing may cause a Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or an FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable have its orders for Bitcoin and Ether Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of bitcoin or ether and may result in the proportion of Bitcoin and Ether Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Commodity Regulatory Risk. The Fund’s use of commodities futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in investments that provide exposure to bitcoin or ether. The price movements of bitcoin and ether have historically been highly correlated, with the returns of ether generally being more volatile (ether tends to rise more than bitcoin on days when bitcoin rises and tends to fall more than bitcoin on days when bitcoin falls). The high correlation of bitcoin and ether – along with ether’s high volatility relative to bitcoin – suggests that combining instruments that provide exposure to bitcoin and ether into a single portfolio may not convey benefits commonly associated with diversification, including reduced risk and enhanced risk-adjusted returns. Additionally, the high correlation of the two assets means that negative events associated with either asset may impact the price of the other asset as well.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or Fund Shares in general, may fall in value due to current market conditions. Global financial markets have experienced periods of elevated volatility driven by geopolitical conflict, changing monetary policy, regulatory developments and trade policy uncertainty, each of which may affect asset prices and market liquidity. Monetary policy remains uncertain and central banks may raise or lower interest rates depending on economic conditions, inflation trends, and financial stability considerations. Changes in interest rates may adversely affect financial markets, liquidity and the value of certain investments held by the Fund. U.S. regulators have proposed and adopted several changes to market and issuer regulations that may directly or indirectly affect the Fund and its investments. Any regulatory changes, including those relating to securities markets, derivatives markets, digital assets, market structure or disclosure requirements could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. The political and regulatory environment in the United States remains subject to change. Political developments, legislative activity, regulatory priorities and policy decisions may affect the regulatory landscape, financial markets and investor behavior. Changes in fiscal, tax, immigration, trade or other government policies may affect economic conditions and securities markets generally. Trade policy developments may also adversely affect financial markets and economic conditions. The United States has implemented and proposed tariffs and other trade restrictions affecting various trading partners, and foreign governments have implemented or may implement retaliatory trade measures. Trade policy uncertainty, including uncertainty regarding the scope, duration, and legal authority for tariffs or other trade restrictions, may disrupt global supply chains, reduce international trade, increase costs for businesses and consumers and contribute to market volatility. Geopolitical conflicts may also adversely affect global markets. Ongoing hostilities and military actions involving the United States, Iran, Israel, and other parties in the Middle East have heightened the risk of broader regional instability and have contributed to volatility in energy markets and global financial markets. Escalation of these or other regional conflicts could disrupt energy supplies, shipping routes, and global supply chains. In addition, the conflict between Russia and Ukraine continues to contribute to geopolitical risk and may affect global markets, particularly commodities and energy markets. The economies of the United States and its trading partners, as well as financial markets generally, may also be adversely impacted by geopolitical tensions or disputes. For example, tensions between the United States and China remain ongoing, including disputes relating to trade, technology, and national security. In addition, the Chinese government continues to assert territorial claims involving Taiwan. If geopolitical tensions involving China, Taiwan, or other regions escalate, or if other geopolitical conflicts develop or worsen, economies, markets, and individual securities may be adversely affected and the value of the Fund’s assets may decline. Technological developments may also significantly affect markets and the performance of the Fund. Rapid advances in artificial intelligence, automation and digital infrastructure may transform industries, alter labor markets, and lead to new regulatory frameworks. In addition, cybersecurity incidents involving government entities, financial institutions, market infrastructure providers, or other participants could disrupt operations, compromise sensitive information, and negatively impact financial markets or the Fund’s service providers. These events, and other unforeseen developments, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cybersecurity Risk. The Fund is susceptible to operational risks due to breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks due to efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or the issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cybersecurity, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The costs associated with rolling Bitcoin and Ether Futures Contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Leverage Risk. The Fund seeks to achieve and maintain the exposure to the spot price of bitcoin and ether by using leverage inherent in futures contracts. Therefore, the Fund is subject to leverage risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Futures trading involves a degree of leverage and as a result, a relatively small price movement in futures instruments may result in immediate and substantial losses to the Fund.

Market Risk. The prices of bitcoin, ether, Bitcoin Futures Contracts and Ether Futures Contracts have historically been highly volatile. The value of the Fund’s investments in Bitcoin and Ether Futures Contracts and other instruments that provide exposure to bitcoin and ether – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund’s assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

Non-Diversification Risk. As a “non-diversified” fund, the Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; the Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement.

Structural ETF Risks. The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, which invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Cash Transactions Risk. The Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Swap Agreements Risk. Swap agreements are two-party contracts entered into for a set period of time in which the parties agree to exchange payments based on some underlying reference or asset (such as bitcoin or ether). The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the underlying reference asset. Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to credit risk, counterparty risk, liquidity risk and valuation risk. Because they are two-party contracts and may have terms of greater than seven days, certain swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and difficult to value. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the Adviser’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Fund Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each quarter. The investment strategy of the Fund may cause the Fund to hold more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Bitcoin and Ether Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Bitcoin and Ether Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

U.S. Government Securities Risk. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance

The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year. The table illustrates how the Fund’s average annual total returns compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost on the Fund’s website at https://www.btopetf.com or by calling the Fund at (415) 707-3663.

The Fund’s highest quarterly return was 54.90% (quarter ended March 31, 2024) and the Fund’s lowest quarterly return was -26.80% (quarter ended March 31, 2025).

Average Annual Total Return as of December 31, 2025*
Bitwise Trendwise BTC/ETH and Treasuries Rotation Strategy ETF	1 Year	Since Inception (9/29/2023)
Return Before Taxes	-16.00%	35.56%
Return After Taxes on Distributions	-16.79%	24.24%
Return After Taxes on Distributions and Sale of Fund Shares	-9.47%	23.82%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	24.70%
*	The Fund’s performance information presented above is unaudited and may differ from that which is presented in the Annual Shareholder Report due to required adjustments for shareholder reporting.

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sales of Fund Shares. As a result, Fund returns after taxes on distributions and sales of Fund Shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Management

Investment Adviser: Bitwise Investment Manager, LLC

Portfolio Managers: Jennifer Thornton, Head of ETFs & Index Portfolio Management at BIM and Daniela Padilla, Portfolio Manager at BIM, are the individuals that are primarily and jointly responsible for the day-to-day management of the Fund. Ms. Thornton and Ms. Padilla have served as portfolio managers since the Fund’s inception in September 2023.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.btopetf.com.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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